MORTGAGE
                            ________

     THIS MORTGAGE, made this 28th day of May, 1999, by Chem-Met Services, Inc., a Michigan corporation ("Mortgagor"), whose address is 18550 Allen Road, Brownstown, Michigan 48192, to the Thomas P. Sullivan Living Trust dated September 6, 1978 (the "TPS Trust") and the Ann L. Sullivan Living Trust dated September 6, 1978 (the "ALS Trust")( the TPS Trust and the ALS Trust are collectively referred to hereinafter as the "Mortgagee"), whose address is 1021 Harvard 1021 Harvard Road, Grosse Pointe Park, Michigan 48230.


                          WITNESSETH:
                          __________

     To secure the payment of all obligations owing pursuant to a Non-Recourse Guaranty dated as of May 27, 1999 executed by the Mortgagor in favor of the Mortgagee (the "Guaranty"), the Mortgagor does MORTGAGE and WARRANT to Mortgagee, its successors and assigns, the land situated in the Township of Brownstown, County of Wayne and State of Michigan, described on Exhibit A attached hereto and incorporated herein by reference, together with all buildings and improvements now or hereafter upon said land or any part thereof, and all heretofore or hereafter vacated alleys and streets abutting said land; and together with all licenses and permits to operate the building thereon, all fixtures now or hereafter installed for use in the operation of the building or buildings now or hereafter on said land, including, but not limited to, all lighting, heating, cooling, ventilating, air conditioning, plumbing, sprinkling, electrical systems, and the fixtures pertaining thereto owned by Mortgagor, all of which fixtures shall be deemed to be part of the land (except for all tangible and intangible assets used in connection with the business of the Mortgagor and its affiliates, or any of them, including, without limitation, all permits and licenses to operate such business, and all trade fixtures of Mortgagor or its affiliates); and together with all the rents and leases from third party tenants, if any, thereof (but not the accounts, chattel paper or other intangibles in which a security interest may be perfected under the Uniform Commercial Code in effect in the State of Michigan from time to time) and the tenements, hereditaments, easements, and appurtenances (herein called the "Mortgaged Premises"). The Mortgagee hereby disclaims any interest in any other collateral or property of Mortgagor or any of its affiliates.

     Mortgagor does hereby covenant and warrant as follows:

     FIRST: Mortgagor shall pay all amounts due and owing under the Guaranty and shall pay all other amounts provided herein according to the terms of the Guaranty and this Mortgage.

     SECOND: At the time of the execution and delivery of this Mortgage, Mortgagor is well and truly seized of the Mortgaged Premises in fee simple, free of all liens and encumbrances whatsoever except for (i) real estate taxes and assessments not yet due and payable, (ii) covenants, restrictions, easements, reservations and agreements of record, (iii) rights of the public to streets, roads and alleys lying within the boundaries of the Mortgaged Premises, (iv) the state of facts an accurate survey may disclose, and (v) such minor encroachments or encumbrances as do not materially interfere with the development of the Mortgaged Premises for its contemplated uses, and Mortgagor will forever warrant and defend the same against any and all claims whatever, and the lien created hereby is and will be kept a first lien upon the Mortgaged Premises and every part thereof.

     THIRD:   Mortgagor shall pay before the same becomes
delinquent all taxes, assessments and other charges which might become a lien upon the Mortgaged Premises prior to this Mortgage.

Should default be made in the payment of any such taxes, assessments or other charges, Mortgagee may, at its option, but without any obligation on its part to do so, obtain pay such taxes, assessments or other charges, and all amounts so expended by Mortgagee shall be secured hereby and shall bear interest from the date of expenditure at the rate of five percent (5%) per annum until repaid by Mortgagor.

     FOURTH:   The occurrence of any of the following events shall
be deemed an "Event of Default" hereunder: (i) default in making payment when due of any amount owing under the Guaranty, or (ii) default in making payment when due of any other sums provided herein, or (iii) default in the performance of any covenant or condition provided herein and the continuance thereof for 30 days after notice of such default has been given by Mortgagee. Upon the occurrence of an Event of Default, Mortgagee may at any time thereafter, declare the principal balance of the indebtedness secured hereby, together with interest thereon, to be due and payable immediately.

     FIFTH:   Upon any foreclosure sale of the Mortgaged
Premises, the same may be sold either as a whole or in parcels, as Mortgagee may elect, and if in parcels, the same may be divided as Mortgagee may elect and, at the election of Mortgagee may be offered first in parcels and then as a whole, that offer producing the highest price for the entire property to prevail, any law, statutory or otherwise, to the contrary notwithstanding, and Mortgagor hereby waives the right to require any such sale to be made in parcels or the right to select such parcels.

     SIXTH:   Each and every of the rights, remedies and benefits
provided to Mortgagee herein shall be cumulative and shall not be exclusive of any other of said rights, remedies or benefits, or of any other rights, remedies or benefits allowed by law. Any waiver by Mortgagee of any default shall not constitute a waiver of any similar or other default.

     SEVENTH: All of the covenants and conditions hereof shall run with the land and shall be binding upon the successors and assigns of Mortgagor, and shall inure to the benefit of the successors and assigns of Mortgagee. Any reference herein to "Mortgagee" shall include the successors and assigns of Mortgagee.

     EIGHTH:   All notices given hereunder shall be in writing,
shall be effective when received and shall be sent to Mortgagor or Mortgagee at their respective addresses first above written unless another address is designated by notice to the other party in writing.

     NINTH:    The rights and remedies under this Mortgage are
subject to a Subordination Agreement, dated May 27, 1999, among Perma-Fix Environmental Services, Inc., the Ann L. Sullivan Living Trust, dated September 6, 1978, Ann L. Sullivan, Thomas P. Sullivan, the Thomas P. Sullivan Living Trust, dated September 6, 1978.

     IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the day and year first above written.


Signed in the presence of:         CHEM-MET SERVICES, INC.


/s/ Irwin H. Steinhorn             By:  /s/ Louis Centofanti
______________________________        _______________________________
Print Name: Irwin H. Steinhorn        Print Name: Louis F. Centofanti
           ___________________                   _____________________

                                      Its:  President
                                          ____________________________

/s/ Laura McCasland
______________________________
Print Name: Laura McCasland
           ___________________

STATE OF OKLAHOMA   )
                    ) SS.
COUNTY OF OKLAHOMA  )

     The foregoing instrument was acknowledged before me this 27th day of May, 1999, by Louis F. Centofanti, the President of Chem-Met Services, Inc., a Michigan corporation on behalf of said corporation.

                               /s/ Peggy Lee Hull
                              _______________________________________
                              Notary Public, Oklahoma County,
                              State of Oklahoma
                              My Commission Expires: January 29, 2002
                                                    __________________

This instrument drafted by
and when recorded return to:

Colleen M. Shevnock, Esq.
Dickinson Wright PLLC
500 Woodward Avenue, Suite 4000
Detroit, MI 48226
(313) 223-3500






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